UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2016
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 IRS Employer Identification Number
7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In a Form 8-K filed on July 22, 2016, Methode Electronics, Inc. (the "Company") reported that Douglas A. Koman resigned as Chief Financial Officer and Vice President, Corporate Finance effective as of July 21, 2016. Mr. Koman remained as an employee of the Company through September 15, 2016. On September 16, 2016, the Company and Mr. Koman entered into a Consulting Agreement pursuant to which Mr. Koman will provide consulting services to the Company to facilitate the transition of the chief financial officer responsibilities. The Consulting Agreement will terminate on July 28, 2017 and Mr. Koman will be paid $250 per hour for the provision of these consulting services.

The foregoing summary is qualified in its entirety by reference to the complete text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, Methode's shareholders voted on proposals to (i) elect ten (10) directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; (ii) ratify the Audit Committee's selection of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending April 29, 2017 and (iii) cast an advisory vote on executive compensation. The voting results for each proposal were as follows:

1	Election of Directors:

Director	For	Against	Abstain	Broker Non-Votes
Walter J. Aspatore	32,678,269	340,854	63,558	2,475,151

Warren L. Batts	32,702,796	315,105	64,780	2,475,151

Martha Goldberg Aronson	31,053,510	1,964,400	64,771	2,475,151

Darren M. Dawson	32,601,611	416,495	64,575	2,475,151

Donald W. Duda	32,856,851	161,045	64,785	2,475,151

Stephen F. Gates	32,519,625	498,490	64,566	2,475,151

Isabelle C. Goossen	32,419,480	593,354	69,847	2,475,151

Christopher J. Hornung	32,596,275	417,423	68,983	2,475,151

Paul G. Shelton	32,432,893	585,617	64,171	2,475,151

Lawrence B. Skatoff	32,575,790	442,120	64,771	2,475,151

2	Ratification of the selection of Ernst & Young LLP:

For	Against	Abstain	Broker Non-Votes
34,934,944	563,308	59,580	—

2	Advisory approval of Methode's named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
31,547,492	962,373	572,816	—

Item 9.01    Financial Statements And Exhibits.
(d)    Exhibits.
10.1    Consulting Agreement between Douglas A. Koman and the Company dated September 16, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2016	METHODE ELECTRONICS, INC. By: /s/ John R. Hrudicka John R. Hrudicka Chief Financial Officer